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                                                                      EXHIBIT 21

                          UGI CORPORATION SUBSIDIARIES

                                                                                STATE OF
                                   SUBSIDIARY                                INCORPORATION                 OWNERSHIP
                                   ----------                                -------------                 ---------
          AMERIGAS, INC.                                                           PA                         100%
               FOUR FLAGS DRILLING COMPANY, INC.                                   PA                         100%
                  Four Flags Holding Company                                       DE                         100%
               AMERIGAS PROPANE, INC.(1)                                           PA                         100%
                    AmeriGas Partners, L.P.                                        DE                         (2)
                         AmeriGas Finance Corp.                                    DE                         100%
                    AmeriGas Propane, L.P.                                         DE                         (3)
                         AmeriGas Propane Parts &                                  PA                         100%
                           Service, Inc.
                         Northwest LPG Supply Ltd.                               Canada                       100%
                         Petrolane Offshore Limited                             Bermuda                       100%
                   Petrolane Incorporated                                          PA                         100%
                   AmeriGas Technology Group, Inc.                                 PA                         100%
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          ASHTOLA PRODUCTION COMPANY                                               PA                         100%
               CRYOTEX, INCORPORATED                                               DE                         100%
               KEYSTONE OILFIELD SUPPLY CO.                                        PA                         100%
               UGI ETHANOL DEVELOPMENT CORPORATION                                 PA                         100%
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          NORTHFIELD HOLDING COMPANY                                               DE                         100%
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          UGI ENTERPRISES, INC.                                                    PA                         100%
               UGI ENERGY SERVICES, INC.                                           PA                         100%
                    Energy Services Holding Company                                DE                         100%
               UGI INTERNATIONAL ENTERPRISES, INC.                                 PA                         100%
               UGI BLACK SEA ENTERPRISES, INC.                                     PA                         100%
               UGI POWER SUPPLY, INC.                                              PA                         100%
               UGI INTERNATIONAL (CHINA), INC.                                     DE                         100%
               UGI INTERNATIONAL (ROMANIA), INC.                                   PA                         100%
               UGI ROMANIA, INC.                                                   PA                         100%

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
          UGI PROPERTIES, INC.                                                     PA                         100%
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          UGI UTILITIES, INC.                                                      PA                         100%
               UGI DEVELOPMENT COMPANY                                             PA                         100%
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          UNITED VALLEY INSURANCE COMPANY                                          VT                         100%

(1) General Partner of AmeriGas Partners, L.P. and AmeriGas Propane, L.P., Delaware limited partnerships.

(2) AmeriGas Propane, Inc. owns 100% of the general partnership interest and 38.5% of the limited partnership interest in AmeriGas Partners, L.P.; Petrolane Incorporated owns 18.5% of the limited partnership interest in AmeriGas Partners, L.P.

(3) AmeriGas Propane, Inc. owns 100% of the general partnership interest in AmeriGas Propane, L.P.; AmeriGas Partners, L.P. owns 100% of the limited partnership interest in AmeriGas Propane, L.P.